TOUCHSTONE STRATEGIC TRUST
Touchstone Large Cap Fund (the “Fund”)
Supplement dated December 2, 2024, to the Fund’s Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”), each dated October 28, 2024, as may be amended or supplemented from time to time
Notice of Change in Portfolio Management Team
Mr. Jonathan Moody, co-portfolio manager of the Fund, will no longer serve as co-portfolio manager of the Fund effective January 1, 2025, (the “Effective Date”). Mr. Moody will remain a part of the investment team with the Funds’ sub-adviser, The London Company of Virginia (“The London Company”), as a Portfolio Manager Emeritus. Accordingly, as of the Effective Date, the sections of the Fund’s summary prospectus, prospectus, and SAI related to the Fund’s management team are hereby updated to remove Mr. Moody as a co-portfolio manager of the Fund.
The Fund will continue to be sub-advised by The London Company and Stephen Goddard, J. Brian Campbell, Mark DeVaul, and Sam Hutchings will continue to serve as portfolio managers of the Fund. There are no changes to the investment strategies of the Fund and the current investment process of The London Company has not changed.
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Please contact your financial adviser or Touchstone at 800.543.0407 if you have any questions.
P.O. Box 534467 Pittsburgh, PA 15253-4467
Ph: 800.543.0407 TouchstoneInvestments.com
Touchstone Mutual Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group
Please retain this Supplement for future reference.

TSF-4516-2412